UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 3, 2019

VERSO CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-34056	75-3217389
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8540 Gander Creek Drive

Miamisburg, Ohio 45342

(Address of principal executive offices, including zip code)

(877) 855-7243

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	VRS	New York Stock Exchange
Rights to Purchase Series A Junior Participating Preferred Stock, par value $0.01 per share	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08.	Shareholder Director Nominations.

The information set forth under Item 8.01 regarding the deadline for submitting proposals for director nominations is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

A copy of the press release announcing the date of the 2019 annual meeting of stockholders of Verso Corporation is attached hereto as Exhibit 99.1. The press release, including the information contained therein, is furnished pursuant to Item 7.01, is not to be considered “filed” under the Exchange Act and shall not be incorporated by reference into any of Verso’s previous or future filings under the Securities Act of 1933, as amended.

Item 8.01.	Other Events.

On October 3, 2019, Verso Corporation (“Verso”) announced January 21, 2020 as the date for its 2019 annual meeting of stockholders (the “Annual Meeting”). The Annual Meeting will be held in New York, New York at 10:00 a.m. Eastern Time at a location to be announced at a later date. Verso’s stockholders of record at the close of business on December 16, 2019, will be entitled to notice of the Annual Meeting and to vote upon matters considered at the Annual Meeting.

Because the date of the Annual Meeting represents a change of more than 60 days from the anniversary of Verso’s 2018 annual meeting of stockholders, Verso has set new deadlines for (i) the receipt of stockholder proposals submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), for inclusion in Verso’s proxy materials for the Annual Meeting (“Rule 14a-8 Deadline”) and (ii) receipt of stockholder proposals and director nominations submitted pursuant to Article II, Section 2.4 of Verso’s Amended and Restated Bylaws for consideration at the Annual Meeting (“Advance Notice Bylaws Provision Deadline”). The Rule 14a-8 Deadline is 5:00 p.m. (Eastern Time) on Friday, October 11, 2019, which Verso has determined to be a reasonable period of time before it expects to begin to print and send its proxy materials. The Advance Notice Bylaws Provision Deadline is 5:00 p.m. (Eastern Time) on Wednesday, October 23, 2019. Stockholder proposals and director nominations should be submitted in writing and must be received by the Corporate Secretary at Verso’s principal executive offices at Verso Corporation, 8540 Gander Creek Drive, Miamisburg, Ohio 45342, by the Rule 14a-8 Deadline or the Advance Notice Bylaws Provision Deadline, as applicable, in order to be considered timely.

Stockholder proposals submitted in accordance with Rule 14a-8 of the Exchange Act must also comply with the remaining requirements of Rule 14a-8 of the Exchange Act in order to be considered for inclusion in the proxy materials for the Annual Meeting.

Stockholder proposals and nominations submitted pursuant to Verso’s advance notice bylaw provisions must also comply with the advance notice provisions contained in Verso’s Amended and Restated Bylaws and may be omitted if not in compliance with applicable requirements. Stockholders are urged to read the complete text of such advanced notice provisions.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Exhibit
99.1	Press release issued by Verso on October 3, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERSO CORPORATION

Date: October 3, 2019	By:	/s/ Allen J. Campbell
Allen J. Campbell
Senior Vice President and Chief Financial Officer